ABFC 2003-WMC1
FICO STRATS

SELECTION CRITERIA: ALL RECORDS
TABLE OF CONTENTS


           1

                 NUMBER                        PERCENT                                         W.A.        W.A.       W.A.
                   OF         AGGREGATE       OF LOANS                 W.A.        W.A.      COMBINED    ORIGINAL   REMAINING   W.A.
                MORTGAGE      PRINCIPAL      BY PRINCIPAL   W.A.       GROSS      CREDIT     ORIGINAL    TERM TO     TERM TO    LOAN
                 LOANS         BALANCE         BALANCE      DTI       COUPON       SCORE        LTV      MATURITY   MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------
481 - 500          3          $396,070.85       0.09%     48.58%       7.77%         500      78.03%        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
501 - 520         50         8,768,605.33        2.03      38.48       7.897         512       79.17        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
521 - 540         59        10,793,232.91        2.49      41.79       7.942         530       77.59        356         354       2
------------------------------------------------------------------------------------------------------------------------------------
541 - 560         86        15,747,901.92        3.64      39.86       7.584         552       78.44        358         356       2
------------------------------------------------------------------------------------------------------------------------------------
561 - 580        112        20,415,642.99        4.72      41.18        7.37         571       81.26        358         357       2
------------------------------------------------------------------------------------------------------------------------------------
581 - 600        192        31,668,468.44        7.32      41.02       7.323         590        82.2        349         347       2
------------------------------------------------------------------------------------------------------------------------------------
601 - 620        273        45,589,003.63       10.54      39.84       7.309         611       82.79        340         339       2
------------------------------------------------------------------------------------------------------------------------------------
621 - 640        321        56,616,121.69       13.08      41.37        7.11         630       82.87        341         339       2
------------------------------------------------------------------------------------------------------------------------------------
641 - 660        413        72,773,099.27       16.82      41.08       6.976         651        83.3        340         338       2
------------------------------------------------------------------------------------------------------------------------------------
661 - 680        299        56,534,585.36       13.06      41.47        6.92         671       82.35        333         331       2
------------------------------------------------------------------------------------------------------------------------------------
681 - 700        225        37,749,933.10        8.72      41.84       6.731         690        83.5        335         333       2
------------------------------------------------------------------------------------------------------------------------------------
701 - 720        150        28,227,704.07        6.52      39.72       6.658         709       81.83        337         335       2
------------------------------------------------------------------------------------------------------------------------------------
721 - 740         95        16,157,707.01        3.73      39.78       6.559         731       81.58        335         333       2
------------------------------------------------------------------------------------------------------------------------------------
741 - 760         81        14,321,046.03        3.31      39.26       6.698         750       81.39        340         338       2
------------------------------------------------------------------------------------------------------------------------------------
761 - 780         51         9,838,982.58        2.27      35.45       6.304         768       78.96        340         338       2
------------------------------------------------------------------------------------------------------------------------------------
781 - 800         25         5,314,741.74        1.23      38.29       6.295         790       77.96        345         344       1
------------------------------------------------------------------------------------------------------------------------------------
801 - 820          7         1,366,610.44        0.32      40.87        6.39         804       81.51        339         337       2
------------------------------------------------------------------------------------------------------------------------------------
821 - 840          1           444,546.31         0.1         38       5.875         837       60.54        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:         2,443      $432,724,003.67     100.00%     40.67%       7.04%         647      82.08%        341         340       2
------------------------------------------------------------------------------------------------------------------------------------

W.A.: 647
Lowest: 500
Highest: 837

    Top

APPENDIX A


                                 ABFC 2003-WMC1

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

FICO DISTRIBUTION

---------------------------------------------------------------------------------------------------------------------------------
FICO                    Total Balance          LTV           Adjusted Balance[1]        WA Loan        WAC       % Covered by
                   Amount            %[2]                   Amount           %[2]       Balance                  Mortgage Ins.
---------------------------------------------------------------------------------------------------------------------------------
FICO NA                              0.00%    > 65.0                         0.00%
              -------------------------------------------------------------------------------------------------------------------
0 - 500           396,070.85         0.09%    > 65.0        396,070.85       0.09%     132,023.62     7.774            n/a
              -------------------------------------------------------------------------------------------------------------------
500.01 - 550   25,355,005.66         5.86%    > 70.0     19,617,083.69       4.53%     186,433.87     7.909            n/a
              -------------------------------------------------------------------------------------------------------------------
550.01 - 575   23,643,515.30         5.46%    > 70.0     19,498,938.50       4.51%     172,580.40     7.439            n/a
              -------------------------------------------------------------------------------------------------------------------
575.01 - 600   38,395,330.63         8.87%    > 70.0     33,681,502.58       7.78%     169,890.84     7.302            n/a
              -------------------------------------------------------------------------------------------------------------------
600.01 - 620   45,589,003.63        10.54%    > 70.0     43,328,138.64       10.01%    166,992.69     7.309            n/a
              -------------------------------------------------------------------------------------------------------------------
620.01 - 650   91,185,217.49        21.07%    > 80.0     33,523,990.38       7.75%     174,350.32     7.072            n/a
              -------------------------------------------------------------------------------------------------------------------
650.01 - 680   94,738,588.83        21.89%    > 80.0     31,153,226.06       7.20%     185,761.94     6.930            n/a
              -------------------------------------------------------------------------------------------------------------------
680.01 - 700   37,749,933.10         8.72%    > 85.0      9,995,817.44       2.31%     167,777.48     6.731            n/a
              -------------------------------------------------------------------------------------------------------------------
700.01 - 750   52,056,926.36        12.03%    > 85.0     13,950,170.19       3.22%     181,383.02     6.646            n/a
              -------------------------------------------------------------------------------------------------------------------
750.01 - 800   21,803,255.07         5.04%    > 85.0      6,437,389.84       1.49%     189,593.52     6.392            n/a
              -------------------------------------------------------------------------------------------------------------------
800 +           1,811,156.75         0.42%    > 85.0        156,571.39       0.04%     226,394.59     6.264            n/a
---------------------------------------------------------------------------------------------------------------------------------
TOTAL               432,724,004    100.00%                  211,738,900     48.93%     177,128.12     7.037            n/a
---------------------------------------------------------------------------------------------------------------------------------
  FICO: Average     647                        Min:         500              Max:        837
                  -------                                 -------                      -------


----------------------------------------------------------------------------------------------------------------
FICO              WA FICO         WA LTV          WA DTI        % SFD/       % Owner      % Full      % Cashout
                                                                 PUD          Occ.         Doc           Refi
----------------------------------------------------------------------------------------------------------------
FICO NA
              --------------------------------------------------------------------------------------------------
0 - 500            500            78.03           48.58         100.00       100.00       100.00       100.00
              --------------------------------------------------------------------------------------------------
500.01 - 550       527            77.71           40.35          93.91       100.00       70.34        76.46
              --------------------------------------------------------------------------------------------------
550.01 - 575       562            80.98           40.30          92.12        99.74       71.13        69.59
              --------------------------------------------------------------------------------------------------
575.01 - 600       588            81.89           41.16          92.74        97.69       67.59        52.04
              --------------------------------------------------------------------------------------------------
600.01 - 620       611            82.79           39.84          84.41        96.15       63.08        30.62
              --------------------------------------------------------------------------------------------------
620.01 - 650       636            83.15           40.94          86.64        96.10       45.44        39.10
              --------------------------------------------------------------------------------------------------
650.01 - 680       665            82.63           41.61          84.92        94.81       34.27        32.97
              --------------------------------------------------------------------------------------------------
680.01 - 700       690            83.5            41.84          81.46        95.03       38.02        22.16
              --------------------------------------------------------------------------------------------------
700.01 - 750       721            81.55           39.61          87.04        90.89       38.26        24.25
              --------------------------------------------------------------------------------------------------
750.01 - 800       769            79.77           37.46          77.68        89.92       49.33        40.88
              --------------------------------------------------------------------------------------------------
800 +              812            76.36           40.16          92.29        84.90       59.00        41.85
----------------------------------------------------------------------------------------------------------------
TOTAL              647            82.08           40.67          86.48        95.32       48.47        38.76
----------------------------------------------------------------------------------------------------------------


DEBT-TO INCOME (DTI) DISTRIBUTION

-----------------------------------------------------------------------------------------------------------------------------------
DTI                       Total Balance        FICO           Adjusted Balance[1]          WA Loan         WAC         % Covered by
                     Amount           %[2]                   Amount            %[2]        Balance                    Mortgage Ins.
-----------------------------------------------------------------------------------------------------------------------------------
<= 20             14,349,184.05       3.32%    < 550         878,594.73        0.20%     183,963.90       7.129            n/a
                -------------------------------------------------------------------------------------------------------------------
20.001 - 25.00    13,124,156.15       3.03%    < 550       1,227,775.07        0.28%     145,823.96       7.011            n/a
                -------------------------------------------------------------------------------------------------------------------
25.001 - 30.00    32,497,165.85       7.51%    < 575       4,388,522.23        1.01%     169,256.07       6.947            n/a
                -------------------------------------------------------------------------------------------------------------------
30.001 - 35.00    48,462,539.68      11.20%    < 575       6,041,843.58        1.40%     171,245.72       6.996            n/a
                -------------------------------------------------------------------------------------------------------------------
35.001 - 40.00    67,264,569.19      15.54%    < 600       8,518,320.73        1.97%     169,860.02       7.054            n/a
                -------------------------------------------------------------------------------------------------------------------
40.001 - 45.00   106,514,868.71      24.61%    < 625      33,461,332.89        7.73%     181,456.34       6.980            n/a
                -------------------------------------------------------------------------------------------------------------------
45.001 - 50.00   113,991,386.51      26.34%    < 650      60,643,451.71       14.01%     174,032.65       7.114            n/a
                -------------------------------------------------------------------------------------------------------------------
50.001 - 55.00    32,725,202.66       7.56%    < 675      25,104,272.90       5.80%      228,847.57       6.968            n/a
                -------------------------------------------------------------------------------------------------------------------
55+                3,794,930.87       0.88%    < 700       3,390,307.51       0.78%      199,733.20       7.682            n/a
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                 432,724,004   100.00%                 143,654,421      33.20%      177,128.12       7.037            n/a
-----------------------------------------------------------------------------------------------------------------------------------
     DTI: Average     40.67%                    Min:       2.00%             Max:     58.00%
                    ----------                          ----------                  -----------


--------------------------------------------------------------------------------------------------------------
DTI                   WA FICO   WA LTV          WA DTI         % SFD/       % Owner      % Full    % Cashout
                                                                PUD           Occ.        Doc         Refi
--------------------------------------------------------------------------------------------------------------
<= 20                   646      81.65           13.81          81.45        89.61       24.47        40.72
                ----------------------------------------------------------------------------------------------
20.001 - 25.00          649      78.90           22.89          90.19        90.91       42.95        47.89
                ----------------------------------------------------------------------------------------------
25.001 - 30.00          646      80.50           28.19          90.63        93.45       47.49        45.55
                ----------------------------------------------------------------------------------------------
30.001 - 35.00          649      79.97           33.23          87.48        98.35       54.84        42.75
                ----------------------------------------------------------------------------------------------
35.001 - 40.00          658      82.44           38.10          86.28        92.90       41.03        32.34
                ----------------------------------------------------------------------------------------------
40.001 - 45.00          649      82.12           43.09          85.45        95.48       49.19        38.77
                ----------------------------------------------------------------------------------------------
45.001 - 50.00          640      82.96           48.05          87.30        97.65       47.81        33.31
                ----------------------------------------------------------------------------------------------
50.001 - 55.00          645      84.22           52.77          82.82        93.23       69.33        50.81
                ----------------------------------------------------------------------------------------------
55+                     631      82.96           56.67          83.31        95.83       37.33        63.92
--------------------------------------------------------------------------------------------------------------
TOTAL                   647      82.08           40.67          86.48        95.32       48.47        38.76
--------------------------------------------------------------------------------------------------------------

APPENDIX A


LOAN-TO- VALUE (LTV) DISTIBUTION

-----------------------------------------------------------------------------------------------------------------------------------
LTV                        Total Balance          DTI           Adjusted Balance[1]        WA Loan         WAC         % Covered by
                      Amount           %[2]                    Amount           %[2]       Balance                    Mortgage Ins.
-----------------------------------------------------------------------------------------------------------------------------------
 < 60.00          15,930,847.51        3.68%      > 50      1,074,016.38        0.25%     199,135.59       6.416            n/a
                 ------------------------------------------------------------------------------------------------------------------
60.01 - 70.00     24,347,383.50        5.63%      > 50      2,383,595.83        0.55%     234,109.46       6.647            n/a
                 ------------------------------------------------------------------------------------------------------------------
70.01 - 80.00    231,624,812.94       53.53%      > 50     12,818,972.91        2.96%     231,162.49       6.480            n/a
                 ------------------------------------------------------------------------------------------------------------------
80.01 - 85.00     36,920,647.09        8.53%      > 50      4,421,712.99        1.02%     221,081.72       7.127            n/a
                 ------------------------------------------------------------------------------------------------------------------
85.01 - 90.00     46,923,526.37       10.84%      > 50      5,417,551.54        1.25%     193,100.93       7.264            n/a
                 ------------------------------------------------------------------------------------------------------------------
90.01 - 95.00     33,745,045.85        7.80%      > 50      7,708,296.32        1.78%     172,168.60       7.611            n/a
                 ------------------------------------------------------------------------------------------------------------------
95.01 - 100.00    43,231,740.41        9.99%      > 50      2,695,987.56        0.62%      66,408.20       9.700            n/a
                 ------------------------------------------------------------------------------------------------------------------
100+                   0.00            0.00%      > 50                          0.00%          --            --             n/a
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                432,724,004     100.00%                 36,520,134         8.44%     177,128.12       7.037
-----------------------------------------------------------------------------------------------------------------------------------
     LTV: Average     82.08%           Min:      22.46%         Max:         100.00%
                   ------------               ----------                   -----------


-------------------------------------------------------------------------------------------------------------------
LTV                    WA FICO        WA LTV          WA DTI        % SFD/      % Owner      % Full      % Cashout
                                                                     PUD         Occ.          Doc          Refi
-------------------------------------------------------------------------------------------------------------------
 < 60.00                 650           50.46           37.18         84.42       95.48        30.87        66.67
                 --------------------------------------------------------------------------------------------------
60.01 - 70.00            633           66.26           38.00         90.91       93.30        47.12        66.36
                 --------------------------------------------------------------------------------------------------
70.01 - 80.00            655           78.99           40.84         85.86       96.64        40.79        28.60
                 --------------------------------------------------------------------------------------------------
80.01 - 85.00            611           84.10           41.09         90.35       90.66        71.55        61.95
                 --------------------------------------------------------------------------------------------------
85.01 - 90.00            631           89.39           40.83         85.02       90.69        58.12        58.99
                 --------------------------------------------------------------------------------------------------
90.01 - 95.00            644           94.48           41.65         87.78       94.30        65.84        49.19
                 --------------------------------------------------------------------------------------------------
95.01 - 100.00           668           99.89           41.24         85.31       99.08        53.11        17.48
                 --------------------------------------------------------------------------------------------------
100+
-------------------------------------------------------------------------------------------------------------------
TOTAL                    647           82.08           40.67         86.48       95.32        48.47        38.76
-------------------------------------------------------------------------------------------------------------------


[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket
[2] Percent of the Aggregate Principal Balance - calculated automatically.


GEOGRAPHIC CONCENTRATION - TOP 12 STATES

--------------------------------------------------------------------------------------------------------------------------------
STATE                      Total Balance
                -----------------------------     WA Loan        WAC      % Covered by    WA FICO     WA LTV      WA DTI
                     Amount           %[2]        Balance                 Mortgage Ins.
--------------------------------------------------------------------------------------------------------------------------------
California       268,786,175.56      62.11%      195,623.13      6.871         n/a           655        81.42      40.84
--------------------------------------------------------------------------------------------------------------------------------
New York         20,322,552.75        4.70%      216,197.37      6.800         n/a           639        77.84      40.39
--------------------------------------------------------------------------------------------------------------------------------
Illinois         13,502,872.65        3.12%      180,038.30      7.218         n/a           633        84.81      42.66
--------------------------------------------------------------------------------------------------------------------------------
New Jersey       13,206,577.87        3.05%      240,119.60      7.082         n/a           621        79.52      39.90
--------------------------------------------------------------------------------------------------------------------------------
Virginia         11,345,106.73        2.62%      147,339.05      7.412         n/a           622        82.29      41.39
--------------------------------------------------------------------------------------------------------------------------------
Florida          10,427,424.50        2.41%      144,825.34      7.400         n/a           638        82.09      39.59
--------------------------------------------------------------------------------------------------------------------------------
Maryland          8,845,748.12        2.04%      184,286.42      7.464         n/a           625        83.68      43.83
--------------------------------------------------------------------------------------------------------------------------------
Arizona           8,767,641.57        2.03%      112,405.66      7.323         n/a           647        84.09      37.84
--------------------------------------------------------------------------------------------------------------------------------
Texas             8,704,259.16        2.01%      114,529.73      7.450         n/a           628        81.45      38.73
--------------------------------------------------------------------------------------------------------------------------------
Colorado          7,921,011.59        1.83%      172,195.90      6.923         n/a           644        82.04      40.76
--------------------------------------------------------------------------------------------------------------------------------
Pennsylvania      7,715,721.34        1.78%      130,774.94      7.549         n/a           624        87.48      40.59
--------------------------------------------------------------------------------------------------------------------------------
Nevada            6,313,319.17        1.46%      128,843.25      7.528         n/a           644        84.43      39.12
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                 385,858,411    89.17%      177,128.12      7.037         n/a           647        82.08      40.67
--------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
STATE           % SFD/PUD     % Owner Occ   % Cashout Refi   % Full Doc
---------------------------------------------------------------------------
California        85.37           95.63           33.67          45.03
---------------------------------------------------------------------------
New York          75.43           96.28           50.14          47.03
---------------------------------------------------------------------------
Illinois          67.53           99.40           52.28          54.84
---------------------------------------------------------------------------
New Jersey        90.33           99.47           63.54          54.34
---------------------------------------------------------------------------
Virginia          92.11          100.00           50.51          58.39
---------------------------------------------------------------------------
Florida           89.09           84.81           42.67          50.87
---------------------------------------------------------------------------
Maryland          92.09          100.00           50.50          68.12
---------------------------------------------------------------------------
Arizona           97.32           91.80           44.42          44.49
---------------------------------------------------------------------------
Texas             97.28           90.28           25.25          47.88
---------------------------------------------------------------------------
Colorado          98.17           93.47           45.29          54.84
---------------------------------------------------------------------------
Pennsylvania      94.17           88.39           62.21          78.51
---------------------------------------------------------------------------
Nevada            94.90           91.56           36.84          22.54
---------------------------------------------------------------------------
TOTAL             86.48           95.32           38.76          48.47
---------------------------------------------------------------------------

APPENDIX A


PRINCIPAL BALANCE

----------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal           Total Balance
Balance              ---------------------------        WA Loan          WAC      % Covered by     WA FICO     WA LTV      WA DTI
                         Amount           %[2]          Balance                  Mortgage Ins.
----------------------------------------------------------------------------------------------------------------------------------
0 - $50K              12,358,736.60       2.86%         35,310.68      10.542         n/a            663        98.13      40.17
                   ---------------------------------------------------------------------------------------------------------------
$51 - $200K          148,599,296.93      34.34%        119,838.14       7.587         n/a            638        83.91      40.13
                   ---------------------------------------------------------------------------------------------------------------
$200.1 - $250K        59,232,131.25      13.69%        224,364.13       6.639         n/a            645        80.50      40.76
                   ---------------------------------------------------------------------------------------------------------------
$250.1 - $300K        62,084,968.93      14.35%        274,712.25       6.611         n/a            644        80.37      40.98
                   ---------------------------------------------------------------------------------------------------------------
$300.1 - $400K        71,188,857.35      16.45%        345,576.98       6.643         n/a            657        81.88      41.56
                   ---------------------------------------------------------------------------------------------------------------
$400.1 - $500K        46,943,396.47      10.85%        451,378.81       6.476         n/a            649        79.97      41.39
                   ---------------------------------------------------------------------------------------------------------------
$500.1 - $600K        16,421,965.88       3.80%        547,398.86       6.388         n/a            668        79.60      40.11
                   ---------------------------------------------------------------------------------------------------------------
$600.1 - $700K         9,070,563.83       2.10%        647,897.42       6.258         n/a            675        77.01      43.21
                   ---------------------------------------------------------------------------------------------------------------
$700.1 - $800K         5,195,675.81       1.20%        742,239.40       6.931         n/a            659        72.53      33.86
                   ---------------------------------------------------------------------------------------------------------------
$800.1 - $900K         1,628,410.62       0.38%        814,205.31       5.674         n/a            662        70.57      31.29
                   ---------------------------------------------------------------------------------------------------------------
$900.1 - $1000K                           0.00%             --                        n/a
                   ---------------------------------------------------------------------------------------------------------------
>$1000K                                   0.00%             --                        n/a
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    432,724,004    100.00%        177,128.12       7.037         n/a            647        82.08      40.67
----------------------------------------------------------------------------------------------------------------------------------
     PRINCIPAL BALANCE: AVERAGE     177,128.12             MIN:       14,974.63       MAX:       825,833.24
                                  -------------                     --------------            ----------------


------------------------------------------------------------------------------------
Scheduled Principal
Balance                  % SFD/PUD     % Owner Occ   % Cashout Refi   % Full Doc
------------------------------------------------------------------------------------
0 - $50K                   80.15           98.29           14.95          46.34
                   -----------------------------------------------------------------
$51 - $200K                85.18           95.15           37.96          53.15
                   -----------------------------------------------------------------
$200.1 - $250K             80.99           93.11           42.38          52.79
                   -----------------------------------------------------------------
$250.1 - $300K             86.66           96.37           41.10          44.87
                   -----------------------------------------------------------------
$300.1 - $400K             87.13           94.24           37.19          40.77
                   -----------------------------------------------------------------
$400.1 - $500K             93.91           97.39           45.94          46.86
                   -----------------------------------------------------------------
$500.1 - $600K             89.80           92.84           37.00          43.83
                   -----------------------------------------------------------------
$600.1 - $700K             100.00         100.00           35.62          42.45
                   -----------------------------------------------------------------
$700.1 - $800K             100.00         100.00           28.92          42.64
                   -----------------------------------------------------------------
$800.1 - $900K             50.71          100.00           0.00          100.00
                   -----------------------------------------------------------------
$900.1 - $1000K
                   -----------------------------------------------------------------
>$1000K
------------------------------------------------------------------------------------
TOTAL                      86.48           95.32           38.76          48.47
------------------------------------------------------------------------------------



DOCUMENTATION TYPE

-------------------------------------------------------------------------------------------------------------------------------
Doc Type                                           Total Balance
                                           -------------------------        WA Loan         WAC       % Covered by    WA FICO
                                              Amount           %[2]         Balance                  Mortgage Ins.
-------------------------------------------------------------------------------------------------------------------------------
Full ( w2 & Tax Returns)                  209,748,951.08       48.47%      169,288.90      6.992          n/a           635
-------------------------------------------------------------------------------------------------------------------------------
Stated ( Stated/Stated)                    99,883,853.56       23.08%      183,610.02      7.064          n/a           659
-------------------------------------------------------------------------------------------------------------------------------
Streamlined - Stated ( PITI Verified)      57,973,759.31       13.40%      162,391.48      7.207          n/a           675
-------------------------------------------------------------------------------------------------------------------------------
Full-alt ( 24 Months Bank Statements)      26,938,298.64        6.23%      247,140.35      6.746          n/a           658
-------------------------------------------------------------------------------------------------------------------------------
Limited ( 12 Months Bank Statements)       20,419,312.74        4.72%      208,360.33      7.211          n/a           626
-------------------------------------------------------------------------------------------------------------------------------
Lite ( 6 Months Bank Statements)           17,543,256.36        4.05%      184,665.86      7.112          n/a           643
-------------------------------------------------------------------------------------------------------------------------------
Stated loans over 85 LTV                      216,571.98        0.05%      216,571.98      6.990          n/a           569
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                                         432,724,004     100.00%      177,128.12      7.037          n/a           647
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
Doc Type                                       WA LTV           WA DTI       % SFD/PUD     % Owner Occ   % Cashout Refi
------------------------------------------------------------------------------------------------------------------------
Full ( w2 & Tax Returns)                        83.49           41.57          85.74           96.85           42.42
------------------------------------------------------------------------------------------------------------------------
Stated ( Stated/Stated)                         78.37           40.20          86.01           91.90           44.13
------------------------------------------------------------------------------------------------------------------------
Streamlined - Stated ( PITI Verified)           82.68           41.84          83.82           95.83           14.40
------------------------------------------------------------------------------------------------------------------------
Full-alt ( 24 Months Bank Statements)           83.05           33.48          92.47           93.57           41.99
------------------------------------------------------------------------------------------------------------------------
Limited ( 12 Months Bank Statements)            81.76           39.92          92.15           93.09           40.03
------------------------------------------------------------------------------------------------------------------------
Lite ( 6 Months Bank Statements)                83.28           40.60          90.69          100.00           37.80
------------------------------------------------------------------------------------------------------------------------
Stated loans over 85 LTV                        85.00           40.00          100.00         100.00          100.00
------------------------------------------------------------------------------------------------------------------------
TOTAL                                           82.08           40.67          86.48           95.32           38.76
------------------------------------------------------------------------------------------------------------------------



PROPERTY TYPE

-------------------------------------------------------------------------------------------------------------------------------
Property Type                            Total Balance
                                --------------------------        WA Loan        WAC     % Covered by     WA FICO    WA LTV
                                     Amount          %[2]         Balance                Mortgage Ins.
-------------------------------------------------------------------------------------------------------------------------------
Single family                    307,032,686.28     70.95%       178,300.05     7.029         n/a           645       81.76
-------------------------------------------------------------------------------------------------------------------------------
PUD single family( Detached)     57,586,215.99      13.31%       199,260.26     7.049         n/a           648       82.86
-------------------------------------------------------------------------------------------------------------------------------
Condominium                      38,772,763.82       8.96%       146,866.53     6.951         n/a           660       83.33
-------------------------------------------------------------------------------------------------------------------------------
Duplex                           14,954,663.42       3.46%       189,299.54     7.178         n/a           658       80.33
-------------------------------------------------------------------------------------------------------------------------------
PUD project ( Attached)           9,588,076.09       2.22%       145,273.88     7.140         n/a           645       85.57
-------------------------------------------------------------------------------------------------------------------------------
Triplex                           2,461,933.94       0.57%       246,193.39     7.361         n/a           677       83.11
-------------------------------------------------------------------------------------------------------------------------------
Multi Family                      1,648,223.23       0.38%       235,460.46     7.586         n/a           662       81.06
-------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                679,440.90       0.16%       113,240.15     7.808         n/a           587       78.27
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                                432,724,004   100.00%       177,128.12     7.037         n/a           647       82.08
-------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
Property Type                    WA DTI      % Owner Occ   % Cashout Refi    % Full Doc
-----------------------------------------------------------------------------------------
Single family                    40.62          95.86           42.60           48.87
-----------------------------------------------------------------------------------------
PUD single family( Detached)     40.89          97.38           28.47           45.50
-----------------------------------------------------------------------------------------
Condominium                      40.39          93.47           28.87           55.78
-----------------------------------------------------------------------------------------
Duplex                           42.05          91.77           32.57           41.11
-----------------------------------------------------------------------------------------
PUD project ( Attached)          39.19          95.09           27.05           37.51
-----------------------------------------------------------------------------------------
Triplex                          45.19          65.35           34.48           50.21
-----------------------------------------------------------------------------------------
Multi Family                     39.38          41.70           26.07           39.25
-----------------------------------------------------------------------------------------
Manufactured Housing             38.42          100.00          90.07           35.79
-----------------------------------------------------------------------------------------
TOTAL                            40.67          95.32           38.76           48.47
-----------------------------------------------------------------------------------------


PMI - PRIMARY MORTGAGE INSURANCE

-----------------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                  Total Balance
                         -------------------------------     WA Loan        WAC    % Covered by      WA FICO     WA LTV    WA DTI
                              Amount            %[2]         Balance               Mortgage Ins.
-----------------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI                 --            0.00%             --                   n/a
                         -----------------              ---------------------------------------------------------------------------
Loans >80 LTV w/o MI      160,820,959.72       37.16%       127,940.30     7.960        n/a             639        92.06    41.17
                         -----------------              ---------------------------------------------------------------------------
Loans <80 LTV w/o MI      271,903,043.95       62.84%       229,260.58     6.491        n/a             652        76.18    40.37
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                           432,724,004   100.00%       177,128.12     7.037        n/a             647        82.08    40.67
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
Mortgage Insurance           % Owner Occ   % Cashout Refi    % Full Doc     Is MI down
                                                                             to 60 LTV
-----------------------------------------------------------------------------------------
Loans >80 LTV w/MI                                                             n/a
                         ----------------------------------------------------------------
Loans >80 LTV w/o MI             93.69           46.45           61.48         n/a
                         ----------------------------------------------------------------
Loans <80 LTV w/o MI             96.28           34.21           40.78         n/a
-----------------------------------------------------------------------------------------
TOTAL                            95.32           38.76           48.47         n/a
-----------------------------------------------------------------------------------------

APPENDIX A


LOAN BALANCE

----------------------------------------------------------------------------------------------------------------------------
Loan Purpose                      Total Balance
                        ----------------------------     WA Loan        WAC      % Covered by     WA. FICO       WA. LTV
                             Amount           %[2]       Balance                 Mortgage Ins.
----------------------------------------------------------------------------------------------------------------------------
Debt Consolidation                            0.00%                                   n/a
                        ----------------------------------------------------------------------------------------------------
Refinance - Cashout      167,725,168.68      38.76%     201,350.74     6.962          n/a             630          80.43
                        ----------------------------------------------------------------------------------------------------
Purchase                 223,641,332.68      51.68%     158,836.17     7.114          n/a             662          83.80
                        ----------------------------------------------------------------------------------------------------
Refinance - Rate Term     41,357,502.31       9.56%     204,740.11     6.927          n/a             641          79.47
                        ----------------------------------------------------------------------------------------------------
Other                                         0.00%                                   n/a
----------------------------------------------------------------------------------------------------------------------------
TOTAL                    432,724,003.67     100.00%     177,128.12     7.037          n/a             647          82.08
----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------
Loan Purpose                 WA DTI       % SFD/PUD     % Owner Occ
------------------------------------------------------------------------
Debt Consolidation
                       -------------------------------------------------
Refinance - Cashout           40.47          89.29           95.58
                       -------------------------------------------------
Purchase                      41.08          84.24           94.83
                       -------------------------------------------------
Refinance - Rate Term         39.25          87.17           96.88
                       -------------------------------------------------
Other
------------------------------------------------------------------------
TOTAL                         40.67          86.48           95.32
------------------------------------------------------------------------


COLLATERAL TYPE - FIXED/FLOATING

-----------------------------------------------------------------------------------------------------------------------------------
Lien Status             Total Balance
             ----------------------------       WA Loan        WAC     % Covered by     WA FICO    WA LTV      WA DTI    % SFD/PUD
                   Amount           %[2]        Balance                Mortgage Ins.
-----------------------------------------------------------------------------------------------------------------------------------
Fixed          120,172,739.06      27.77%      114,232.64     7.795         n/a            669       84.56      40.24       86.71
             ----------------------------------------------------------------------------------------------------------------------
2/28           273,869,485.89      63.29%      221,219.29     6.781         n/a            638       81.24      41.02       86.46
             ----------------------------------------------------------------------------------------------------------------------
3/27            13,763,247.30       3.18%      233,275.38     6.703         n/a            626       81.37      39.83       90.54
             ----------------------------------------------------------------------------------------------------------------------
Other           24,918,531.42       5.76%      265,090.76     6.382         n/a            661       79.74      39.36       83.26
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL               432,724,004   100.00%      177,128.12     7.037         n/a            647       82.08      40.67       86.48
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
Lien Status       % Owner Occ   % Cashout Refi      Index       Margin
---------------------------------------------------------------------------
Fixed                 95.73           44.79           FIX         0.00
             ------------------------------------              ------------
2/28                  95.29           34.65           6ml         5.865
             ------------------------------------              ------------
3/27                  97.99           59.56           6ml         5.762
             ------------------------------------              ------------
Other                 92.13           43.38           6ml         5.551
---------------------------------------------------------------------------
TOTAL                 95.32           38.76                       5.835
---------------------------------------------------------------------------


LIEN STATUS

----------------------------------------------------------------------------------------------------------------------------------
Lien Status            Total Balance
              --------------------------         WA Loan         WAC     % Covered by     WA FICO    WA LTV     WA DTI  % SFD/PUD
                   Amount          %[2]          Balance                 Mortgage Ins.
----------------------------------------------------------------------------------------------------------------------------------
First Lien     393,621,095.96     90.96%        223,648.35      6.710        n/a            646       80.43     40.63     86.69
              -----------------             --------------------------------------------------------------------------------------
Second Lien     39,102,907.71      9.04%        57,251.70      10.332        n/a            664       98.75     41.00     84.34
              -----------------             --------------------------------------------------------------------------------------
Third Lien                         0.00%            --                                      n/a
----------------------------------------------------------------------------------------------------------------------------------
TOTAL             432,724,004     100.00%       177,128.12      7.037        n/a            647       82.08     40.67     86.48
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------
Lien Status        % Owner Occ   % Cashout Refi


-------------------------------------------------
First Lien            94.97           41.22
              -----------------------------------
Second Lien           98.84           13.98
              -----------------------------------
Third Lien
-------------------------------------------------
TOTAL                 95.32           38.76
-------------------------------------------------


OCCUPANCY TYPE

-----------------------------------------------------------------------------------------------------------------------------------
Occupancy Type            Total Balance
                    -------------------------     WA Loan         WAC     % Covered by    WA. FICO     WA LTV    WA DTI  % SFD/PUD
                         Amount         %[2]      Balance                 Mortgage Ins.
-----------------------------------------------------------------------------------------------------------------------------------
Primary Residence    412,460,931.87    95.32%    176,945.92      7.030         n/a           646        82.10    40.77     87.17
                    ---------------------------------------------------------------------------------------------------------------
Second Home            6,059,073.97     1.40%    178,208.06      7.061         n/a           686        84.47    41.57     79.95
                    ---------------------------------------------------------------------------------------------------------------
Investment            14,203,997.83     3.28%    182,102.54      7.229         n/a           680        80.60    37.29     69.28
                    ---------------------------------------------------------------------------------------------------------------
Non-owner                      --       0.00%         --                       n/a
                    ---------------------------------------------------------------------------------------------------------------
Other                          --       0.00%         --                       n/a
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    432,724,004  100.00%    177,128.12      7.037         n/a           647        82.08    40.67     86.48
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------
Occupancy Type          % Owner Occ   % Cashout Refi
-------------------------------------------------------
Primary Residence          100.00           38.87
                    -----------------------------------
Second Home                 0.00            25.37
                    -----------------------------------
Investment                  0.00            41.31
                    -----------------------------------
Non-owner
                    -----------------------------------
Other
-------------------------------------------------------
TOTAL                       95.32           38.76
--------------------------------------------------------


PREPAYMENT PENALTY

-----------------------------------------------------------------------------------------------------------------------------------
Prepayment Charges Term at Origination            Total Balance        WA Loan       WAC      % Covered by       WA        WA LTV
                                        --------------------------
                                             Amount          %[2]      Balance                Mortgage Ins.     FICO
-----------------------------------------------------------------------------------------------------------------------------------
0 Months                                 93,786,179.06      21.67%    165,699.96    7.41           n/a           644       82.85
                                        -------------------------------------------------------------------------------------------
6 Months                                     51,936.78       0.01%    51,936.78      8.5           n/a           635       80.00
                                        -------------------------------------------------------------------------------------------
12 Months                                22,237,554.35       5.14%    247,083.94    6.865          n/a           654       81.04
                                        -------------------------------------------------------------------------------------------
24 Months                               228,870,570.86      52.89%    183,979.56    6.917          n/a           640       82.50
                                        -------------------------------------------------------------------------------------------
36 Months                                87,777,762.62      20.28%    161,951.59    6.997          n/a           670       80.45
                                        -------------------------------------------------------------------------------------------
60 Months                                        --          0.00%                                 n/a
                                        -------------------------------------------------------------------------------------------
Other                                            --          0.00%                                 n/a
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        432,724,004   100.00%    177,128.12    7.037          n/a           647       82.08
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
Prepayment Charges Term at Origination    WA DTI     % SFD       % Owner        % Cashout     % Full Doc
                                                     / PUD         Occ            Refi
----------------------------------------------------------------------------------------------------------
0 Months                                  40.29      86.80        94.38           42.31          47.13
                                        ------------------------------------------------------------------
6 Months                                  24.00      100.00      100.00           0.00          100.00
                                        ------------------------------------------------------------------
12 Months                                 40.56      78.57        94.31           45.02          43.06
                                        ------------------------------------------------------------------
24 Months                                 41.48      85.95        96.26           31.51          49.43
                                        ------------------------------------------------------------------
36 Months                                 38.99      89.51        94.13           52.31          48.76
                                        ------------------------------------------------------------------
60 Months
                                        ------------------------------------------------------------------
Other
----------------------------------------------------------------------------------------------------------
TOTAL                                     40.67      86.48        95.32           38.76          48.47
----------------------------------------------------------------------------------------------------------


SECTION 32 LOANS

------------------------------------------------------------------------------------------------------------------------------------
                         Total Balance
                    --------------------   WA Loan    WAC   % Covered by    WA FICO   WA LTV   WA DTI  % SFD/PUD  % Owner  % Cashout
                       Amount     %[2]     Balance          Mortgage Ins.                                           Occ       Refi
------------------------------------------------------------------------------------------------------------------------------------
Section 32 Loans         0          0                            n/a
------------------------------------------------------------------------------------------------------------------------------------
Total               432,724,004                                  n/a
------------------------------------------------------------------------------------------------------------------------------------

APPENDIX A


TOP 5 MSA                                       TOP 5 ORIGINATORS
--------------------------------------------   ---------------------------------
MSA                                  %[2]          Originator              %[2]
--------------------------------------------   ---------------------------------
Los Angeles, CA     161,657,174.40   37.36
--------------------------------------------   ---------------------------------
San Francisco, CA   52,335,716.77    12.09
--------------------------------------------   ---------------------------------
New York, NY        29,807,493.85    6.89
--------------------------------------------   ---------------------------------
San Diego, CA       24,797,942.20    5.73
--------------------------------------------   ---------------------------------
Washington, DC      18,762,953.06    4.34
--------------------------------------------   ---------------------------------


SERVICERS
----------------------------------------------
 Servicer                        %[2]
----------------------------------------------
 HomEq                           100.00
----------------------------------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------


STRESS ANALYSIS

RATING AGENCY BASE CASE LOSS EXPECTATIONS


           -------------------------------------------------------------------------------------------------------------------------
                  STANDARD & POORS: Analyst Name :                                 MOODY'S: Analyst Name :
           -------------------------------------------------------------------------------------------------------------------------
           Foreclosure Frequency          Loss Severity     Cum Losses     Foreclosure Frequency       Loss Severity     Cum Losses
------------------------------------------------------------------------------------------------------------------------------------
AA
------------------------------------------------------------------------------------------------------------------------------------
A
------------------------------------------------------------------------------------------------------------------------------------
A-
------------------------------------------------------------------------------------------------------------------------------------
BBB+
------------------------------------------------------------------------------------------------------------------------------------
BBB
------------------------------------------------------------------------------------------------------------------------------------
BBB-
------------------------------------------------------------------------------------------------------------------------------------
B
------------------------------------------------------------------------------------------------------------------------------------

Assuming forward LIBOR and Loss Severity depending on MI (see table on the side for Loss Severity assumption); 100% advance of P&I; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

-------------------------------------------------------------------------
     Mortgage Insurance (MI) Coverage               Loss Severity %
-------------------------------------------------------------------------
                    None                                  50%
-------------------------------------------------------------------------
>70% Loans w/ >80 LTV down to 80%                         45%
-------------------------------------------------------------------------
50 - 70% Loans w/ >80 LTV down to 80%                     40%
-------------------------------------------------------------------------
50 - 70% Loans w/ >80 LTV down to 60%                     35%
-------------------------------------------------------------------------
  >70% LTV >80% down to 60%                               30%
-------------------------------------------------------------------------


           -------------------------------------------------------------------------------------------------------------------------
                                   BREAKEVEN CDR                                            CUMULATIVE LOSSES
------------------------------------------------------------------------------------------------------------------------------------
            25 CPR                  40 CPR              60 CPR              25 CPR               40 CPR              60 CPR
------------------------------------------------------------------------------------------------------------------------------------
AA
------------------------------------------------------------------------------------------------------------------------------------
A
------------------------------------------------------------------------------------------------------------------------------------
A-
------------------------------------------------------------------------------------------------------------------------------------
BBB+
------------------------------------------------------------------------------------------------------------------------------------
BBB
------------------------------------------------------------------------------------------------------------------------------------
BBB-
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

PLEASE PROVIDE LOAN LEVEL DATA FOR THE FOLLOWING ATTRIBUTES


FICO          LTV         WAC            DTI            PRINCIPAL BALANCE
----          ---         ---            ---            -----------------

                                   Total Pool

1. GENERAL POOL CHARACTERISTICS

Pool Size: $432,724,003.67
Loan Count: 2,443
Tape Date: 2003-10-01
Cutoff Date: 2003-10-01
Avg. Loan Balance: $177,128.12
Avg. Orig. Balance: $177,398.97
W.A. FICO: 647
W.A. Orig. LTV: 74.91%
W.A. Orig. CLTV: 82.08%
W.A. Current CLTV: 81.97%
W.A. Orig. CLTV with ss: 89.62%
FNMA Conforming: 61.16%
Earliest Origin. Date: 2002-12-06
Latest Maturity Date: 2033-10-01
W.A. Gross Coupon: 7.037%
W.A. Orig. Term: 341 months
W.A. Rem. Term: 340 months
W.A. Age: 2 months
% over 80 CLTV: 37.16%
% over 90 CLTV: 17.79%
% over 95 CLTV: 9.99%
% = 100 CLTV: 8.96%
% over 100 CLTV: 0.00%
% Second Lien: 9.04%
% Section 32: 0.00%
% with Prepay Penalty: 78.33%
% Balloon: 9.07%
% ARM: 72.23%
% IO: 4.58%
% Silent Seconds: 2.02%
% 1sts w/ Piggy 2nds: 38.18%
% 2nds w/ Piggy 1sts: 8.97%
W.A. Roll Term: 26 months
W.A. Margin: 5.835%
W.A. Initial Cap (ARMs): 2.035%
W.A. Periodic Cap (ARMs): 1.000%
W.A. Lifetime Cap (ARMs): 6.496%
W.A. Ceiling (ARMs): 13.242%
W.A. Floor (ARMs): 6.742%
Max. Zipcode Conc.: 0.71%

              Top
              ---

2. SCHEDULED PRINCIPAL BALANCE

--------------------------------------------
SCHEDULED PRINCIPAL BALANCE          PERCENT
--------------------------------------------
50,000 or less                         2.86%
--------------------------------------------
50,001 - 100,000                         8.6
--------------------------------------------
100,001 - 150,000                      10.61
--------------------------------------------
150,001 - 200,000                      15.13
--------------------------------------------
200,001 - 250,000                      13.69
--------------------------------------------
250,001 - 300,000                      14.35
--------------------------------------------
300,001 - 350,000                       8.98
--------------------------------------------
350,001 - 400,000                       7.47
--------------------------------------------
400,001 - 450,000                       5.18
--------------------------------------------
450,001 - 500,000                       5.67
--------------------------------------------
500,001 or greater                      7.47
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------
Total: $432,724,003.67
Average: $177,128.12
Lowest: $14,974.63
Highest: $825,833.24

              Top
              ---


3. ORIGINAL BALANCE

--------------------------------------------
ORIGINAL BALANCE                     PERCENT
--------------------------------------------
50,000 or less                         2.86%
--------------------------------------------
50,001 - 100,000                         8.6
--------------------------------------------
100,001 - 150,000                      10.57
--------------------------------------------
150,001 - 200,000                      15.12
--------------------------------------------
200,001 - 250,000                      13.73
--------------------------------------------
250,001 - 300,000                      14.28
--------------------------------------------
300,001 - 350,000                       8.97
--------------------------------------------
350,001 - 400,000                       7.46
--------------------------------------------
400,001 - 450,000                       5.27
--------------------------------------------
450,001 - 500,000                       5.55
--------------------------------------------
500,001 - 550,000                       1.92
--------------------------------------------
550,001 - 600,000                       1.99
--------------------------------------------
600,001 or greater                      3.67
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------
Total: $433,385,694.40
Average: $177,398.97
Lowest: $15,000.00
Highest: $829,000.00

              Top
              ---


4. ORIGINAL BALANCE (SR BALANCE)

--------------------------------------------
ORIGINAL BALANCE (SR BALANCE)        PERCENT
--------------------------------------------
50,000 or less                        90.96%
--------------------------------------------
50,001 - 100,000                        0.22
--------------------------------------------
100,001 - 150,000                       0.86
--------------------------------------------
150,001 - 200,000                       1.52
--------------------------------------------
200,001 - 250,000                       1.24
--------------------------------------------
250,001 - 300,000                       1.39
--------------------------------------------
300,001 - 350,000                       1.09
--------------------------------------------
350,001 - 400,000                       0.87
--------------------------------------------
400,001 - 450,000                       0.47
--------------------------------------------
450,001 - 500,000                       0.62
--------------------------------------------
500,001 - 550,000                       0.11
--------------------------------------------
550,001 - 600,000                       0.19
--------------------------------------------
600,001 or greater                      0.45
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------
Total: $433,385,694.40
Average: $177,398.97
Lowest: $15,000.00
Highest: $829,000.00

              Top
              ---



5. LIEN POSITION

--------------------------------------------
LIEN POSITION                        PERCENT
--------------------------------------------
1                                     90.96%
--------------------------------------------
2                                       9.04
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------

              Top

6. COUPON

--------------------------------------------
COUPON                               PERCENT
--------------------------------------------
4.001 - 5.000                          1.23%
--------------------------------------------
5.001 - 6.000                          23.86
--------------------------------------------
6.001 - 7.000                          39.19
--------------------------------------------
7.001 - 8.000                           21.2
--------------------------------------------
8.001 - 9.000                           6.34
--------------------------------------------
9.001 - 10.000                          2.32
--------------------------------------------
10.001 - 11.000                         4.55
--------------------------------------------
11.001 - 12.000                         0.63
--------------------------------------------
12.001 - 13.000                         0.67
--------------------------------------------
13.001 - 14.000                         0.01
--------------------------------------------
TOTAL:                               100.00%
W.A.: 7.037%
Lowest: 4.750%
Highest: 13.250%

              Top



7. CREDIT GRADE

--------------------------------------------
CREDIT GRADE                         PERCENT
--------------------------------------------
A                                     25.60%
--------------------------------------------
AA                                     53.69
--------------------------------------------
A-                                       7.4
--------------------------------------------
B                                       6.02
--------------------------------------------
B+                                       6.9
--------------------------------------------
C                                       0.39
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------

              Top
              ---



8. CREDIT SCORE

--------------------------------------------
CREDIT SCORE                         PERCENT
--------------------------------------------
800 - 849                              0.48%
--------------------------------------------
750 - 799                               5.15
--------------------------------------------
700 - 749                              12.14
--------------------------------------------
650 - 699                               31.1
--------------------------------------------
600 - 649                              31.36
--------------------------------------------
550 - 599                              14.09
--------------------------------------------
500 - 549                               5.67
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------
W.A.: 647
Lowest: 500
Highest: 837

              Top
              ---

9. PRODUCT TYPE

--------------------------------------------
PRODUCT TYPE                         PERCENT
--------------------------------------------
2/28 6 ML                             60.08%
--------------------------------------------
30 YR FIXED                            17.39
--------------------------------------------
15/30 BALLOON                              9
--------------------------------------------
5/25 6 ML                               4.28
--------------------------------------------
2/28 6 ML with 5yr IO period            3.21
--------------------------------------------
3/27 6 ML                               3.18
--------------------------------------------
5/25 6 ML with 5yr IO period            1.37
--------------------------------------------
15 YR FIXED                             1.23
--------------------------------------------
0.5/29.5 6 ML                           0.11
--------------------------------------------
20 YR FIXED                             0.08
--------------------------------------------
Other                                   0.08
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------

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              ---


10. INDEX

--------------------------------------------
INDEX                                PERCENT
--------------------------------------------
6ML                                   72.23%
--------------------------------------------
FIX                                    27.77
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------

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              ---


11. LOAN PURPOSE

--------------------------------------------
LOAN PURPOSE                         PERCENT
--------------------------------------------
Purchase                              51.68%
--------------------------------------------
C/O Refi                               38.25
--------------------------------------------
R/T Refi                                9.56
--------------------------------------------
Texas C/O Refi                          0.51
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------

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              ---

12. PROPERTY TYPE

--------------------------------------------
PROPERTY TYPE                        PERCENT
--------------------------------------------
Single family                         70.95%
--------------------------------------------
PUD single family( Detached)           13.31
--------------------------------------------
Condominium                             8.96
--------------------------------------------
Duplex                                  3.46
--------------------------------------------
PUD project ( Attached)                 2.22
--------------------------------------------
Triplex                                 0.57
--------------------------------------------
Multi Family                            0.38
--------------------------------------------
Manufactured Housing                    0.16
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------

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              ---


13. STATE

--------------------------------------------
STATE                                PERCENT
--------------------------------------------
California                            62.11%
--------------------------------------------
New York                                 4.7
--------------------------------------------
Illinois                                3.12
--------------------------------------------
New Jersey                              3.05
--------------------------------------------
Virginia                                2.62
--------------------------------------------
Other                                  24.39
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------

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              ---


14. ZIP CODE

--------------------------------------------
ZIP CODE                             PERCENT
--------------------------------------------
93036                                  0.71%
--------------------------------------------
91335                                   0.71
--------------------------------------------
94015                                   0.64
--------------------------------------------
91384                                   0.57
--------------------------------------------
94080                                   0.55
--------------------------------------------
Other                                  96.82
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------

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              ---

15. OCCUPANCY STATUS

--------------------------------------------
OCCUPANCY STATUS                     PERCENT
--------------------------------------------
Primary                               95.32%
--------------------------------------------
Investment                              3.28
--------------------------------------------
Second/Vacation                          1.4
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------

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              ---


16. DOCUMENTATION

--------------------------------------------
DOCUMENTATION                        PERCENT
--------------------------------------------
Full ( w2 & Tax Returns)              48.47%
--------------------------------------------
Stated ( Stated/Stated )               23.08
--------------------------------------------
Streamlined - Stated ( PITI             13.4
--------------------------------------------
Full-alt ( 24 Months Bank               6.23
--------------------------------------------
Limited ( 12 Months Bank                4.72
--------------------------------------------
Lite ( 6 Months Bank Statements)        4.05
--------------------------------------------
86 stated - Stated loans over           0.05
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------

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              ---


17. PREPAYMENT TERM

--------------------------------------------
PREPAYMENT TERM                      PERCENT
--------------------------------------------
0                                     21.67%
--------------------------------------------
6                                       0.01
--------------------------------------------
12                                      5.14
--------------------------------------------
24                                     52.89
--------------------------------------------
36                                     20.28
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------
W.A.: 26.3 months
Lowest: 0 months
Highest: 36 months

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              ---

18. ORIGINAL LTV

--------------------------------------------
ORIGINAL LTV                         PERCENT
--------------------------------------------
0.1 - 10.0                             0.21%
--------------------------------------------
10.1 - 20.0                             8.19
--------------------------------------------
20.1 - 30.0                             0.77
--------------------------------------------
30.1 - 40.0                             0.29
--------------------------------------------
40.1 - 50.0                             0.96
--------------------------------------------
50.1 - 60.0                              2.3
--------------------------------------------
60.1 - 70.0                             5.63
--------------------------------------------
70.1 - 80.0                            53.45
--------------------------------------------
80.1 - 90.0                            18.88
--------------------------------------------
90.1 - 100.0                            9.33
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------
W.A.: 74.91%
Lowest: 5.00%
Highest: 100.00%

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              ---


19. ORIGINAL COMBINED LTV

--------------------------------------------
ORIGINAL COMBINED LTV                PERCENT
--------------------------------------------
60.0 or less                           3.68%
--------------------------------------------
60.1 - 70.0                             5.63
--------------------------------------------
70.1 - 80.0                            53.53
--------------------------------------------
80.1 - 85.0                             8.53
--------------------------------------------
85.1 - 90.0                            10.84
--------------------------------------------
90.1 - 95.0                              7.8
--------------------------------------------
95.1 - 100.0                            9.99
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------
W.A.: 82.08%
Lowest: 22.46%
Highest: 100.00%

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              ---



20. MICLTV RADIAN

--------------------------------------------
MICLTV RADIAN                        PERCENT
--------------------------------------------
60.00 or less                         55.45%
--------------------------------------------
60.01 - 70.00                           2.94
--------------------------------------------
70.01 - 80.00                          14.99
--------------------------------------------
80.01 - 85.00                           5.85
--------------------------------------------
85.01 - 90.00                           6.98
--------------------------------------------
90.01 - 95.00                           4.88
--------------------------------------------
95.01 - 100.00                          8.91
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------
W.A.: 71.29%
Lowest: 22.46%
Highest: 100.00%

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

21. ORIGINAL CLTV WITH SS

--------------------------------------------
ORIGINAL CLTV WITH SS                PERCENT
--------------------------------------------
60.00 or less                          3.59%
--------------------------------------------
60.01 - 70.00                           5.03
--------------------------------------------
70.01 - 80.00                          15.41
--------------------------------------------
80.01 - 85.00                           7.92
--------------------------------------------
85.01 - 90.00                          14.44
--------------------------------------------
90.01 - 95.00                          11.35
--------------------------------------------
95.01 - 100.00                         42.25
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------
W.A.: 89.62%
Lowest: 22.46%
Highest: 100.00%

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22. DELINQUENCY*

--------------------------------------------
DELINQUENCY*                         PERCENT
--------------------------------------------
0-29 days                             99.98%
--------------------------------------------
30-59 days                              0.02
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------
* OTS method
--------------------------------------------

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              ---

23. ORIGINAL TERM

--------------------------------------------
ORIGINAL TERM                        PERCENT
--------------------------------------------
180                                   10.23%
--------------------------------------------
240                                     0.16
--------------------------------------------
360                                    89.62
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------
W.A.: 341.4 months
Lowest: 180 months
Highest: 360 months

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24. REMAINING TERM

--------------------------------------------
REMAINING TERM                       PERCENT
--------------------------------------------
175 - 180                             10.23%
--------------------------------------------
235 - 240                               0.16
--------------------------------------------
349 - 354                               0.07
--------------------------------------------
355 - 360                              89.54
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------
W.A.: 340.4 months
Lowest: 175 months
Highest: 360 months

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              ---


25. CUT-OFF LOAN AGE

--------------------------------------------
CUT-OFF LOAN AGE                     PERCENT
--------------------------------------------
0                                     26.78%
--------------------------------------------
6-Jan                                   73.2
--------------------------------------------
12-Jul                                  0.02
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------
W.A.: 1.0 months
Lowest: 0 months
Highest: 8 months

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              ---

26. GROSS MARGIN (ARMS)

--------------------------------------------
GROSS MARGIN (ARMS)                  PERCENT
--------------------------------------------
0.01 - 1.00                            0.53%
--------------------------------------------
1.01 - 2.00                             0.09
--------------------------------------------
4.01 - 5.00                            14.78
--------------------------------------------
5.01 - 6.00                            48.26
--------------------------------------------
6.01 - 7.00                            28.69
--------------------------------------------
7.01 - 8.00                             7.28
--------------------------------------------
8.01 - 9.00                             0.37
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------
W.A.: 5.835%
Lowest: 1.000%
Highest: 8.625%

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              ---


27. INITIAL CAP (ARMS)

--------------------------------------------
INITIAL CAP (ARMS)                   PERCENT
--------------------------------------------
1                                      0.24%
--------------------------------------------
1.5                                    40.16
--------------------------------------------
2                                      39.51
--------------------------------------------
3                                      18.19
--------------------------------------------
5                                       1.89
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------
W.A.: 2.035%
Lowest: 1.000%
Highest: 5.000%

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              ---


28. PERIODIC CAP (ARMS)

--------------------------------------------
PERIODIC CAP (ARMS)                  PERCENT
--------------------------------------------
1                                    100.00%
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------
W.A.: 1.000%
Lowest: 1.000%
Highest: 1.000%

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              ---

29. MAXIMUM RATE (ARMS)

--------------------------------------------
MAXIMUM RATE (ARMS)                  PERCENT
--------------------------------------------
10.01 - 11.00                          0.16%
--------------------------------------------
11.01 - 12.00                           6.33
--------------------------------------------
12.01 - 13.00                          40.66
--------------------------------------------
13.01 - 14.00                          34.88
--------------------------------------------
14.01 - 15.00                          15.29
--------------------------------------------
15.01 - 16.00                           2.32
--------------------------------------------
16.01 - 17.00                           0.36
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------
W.A.: 13.242%
Lowest: 10.125%
Highest: 16.875%

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              ---


30. MINIMUM RATE (ARMS)

--------------------------------------------
MINIMUM RATE (ARMS)                  PERCENT
--------------------------------------------
4.01 - 5.00                            1.03%
--------------------------------------------
5.01 - 6.00                            24.59
--------------------------------------------
6.01 - 7.00                            44.62
--------------------------------------------
7.01 - 8.00                            22.62
--------------------------------------------
8.01 - 9.00                             6.04
--------------------------------------------
9.01 - 10.00                            1.07
--------------------------------------------
10.01 - 11.00                           0.02
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------
W.A.: 6.742%
Lowest: 4.990%
Highest: 10.375%

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              ---


31. CUT-OFF TERM TO ROLL (ARMS)

--------------------------------------------
CUT-OFF TERM TO ROLL (ARMS)          PERCENT
--------------------------------------------
6-Jan                                  0.15%
--------------------------------------------
13 - 18                                 0.18
--------------------------------------------
19 - 24                                87.44
--------------------------------------------
31 - 36                                  4.4
--------------------------------------------
55 - 60                                 7.82
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------
W.A.: 25.6 months
Lowest: 4 months
Highest: 60 months

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              ---

32. DTI

--------------------------------------------
DTI                                  PERCENT
--------------------------------------------
6-Jan                                  0.24%
--------------------------------------------
12-Jul                                  0.89
--------------------------------------------
13 - 18                                 1.59
--------------------------------------------
19 - 24                                 3.01
--------------------------------------------
25 - 30                                 8.13
--------------------------------------------
31 - 36                                14.04
--------------------------------------------
37 - 42                                22.53
--------------------------------------------
43 - 48                                30.49
--------------------------------------------
49 - 54                                16.84
--------------------------------------------
55 - 60                                 2.24
--------------------------------------------
TOTAL:                               100.00%
--------------------------------------------
W.A.: 40.7 months
Lowest: 2 months
Highest: 58 months

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              ---





Banc of America Securities LLC


         CONFORMING POOL

1. GENERAL POOL CHARACTERISTICS

Pool Size: $264,640,870.93
Loan Count: 1,691
Tape Date: 2003-10-01
Cutoff Date: 2003-10-01
Avg. Loan Balance: $156,499.63
Avg. Orig. Balance: $156,737.72
W.A. FICO: 645
W.A. Orig. LTV: 77.27%
W.A. Orig. CLTV: 81.72%
W.A. Current CLTV: 81.61%
W.A. Orig. CLTV with ss: 89.49%
FNMA Conforming: 100.00%
Earliest Origin. Date: 2002-12-06
Latest Maturity Date: 2033-10-01
W.A. Gross Coupon: 6.966%
W.A. Orig. Term: 348 months
W.A. Rem. Term: 346 months
W.A. Age: 2 months
% over 80 CLTV: 35.66%
% over 90 CLTV: 15.54%
% over 95 CLTV: 7.99%
% = 100 CLTV: 7.05%
% over 100 CLTV: 0.00%
% Second Lien: 5.57%
% Section 32: 0.00%
% with Prepay Penalty: 79.23%
% Balloon: 5.66%
% ARM: 74.58%
% IO: 3.49%
% Silent Seconds: 1.89%
% 1sts w/ Piggy 2nds: 38.52%
% 2nds w/ Piggy 1sts: 5.49%
W.A. Roll Term: 25 months
W.A. Margin: 5.877%
W.A. Initial Cap (ARMs): 2.000%
W.A. Periodic Cap (ARMs): 1.000%
W.A. Lifetime Cap (ARMs): 6.493%
W.A. Ceiling (ARMs): 13.292%
W.A. Floor (ARMs): 6.796%
Max. Zipcode Conc.: 0.98%

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    ---



2. SCHEDULED PRINCIPAL BALANCE

---------------------------------------------------------------
SCHEDULED PRINCIPAL BALANCE                            PERCENT
---------------------------------------------------------------
50,000 or less                                           3.73%
---------------------------------------------------------------
50,001 - 100,000                                          6.66
---------------------------------------------------------------
100,001 - 150,000                                        12.92
---------------------------------------------------------------
150,001 - 200,000                                        23.36
---------------------------------------------------------------
200,001 - 250,000                                        21.61
---------------------------------------------------------------
250,001 - 300,000                                        22.75
---------------------------------------------------------------
300,001 - 350,000                                          8.1
---------------------------------------------------------------
350,001 - 400,000                                         0.69
---------------------------------------------------------------
400,001 - 450,000                                         0.16
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------
Total: $264,640,870.93
Average: $156,499.63
Lowest: $14,974.63
Highest: $424,642.32

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                    ---



3. ORIGINAL BALANCE

---------------------------------------------------------------
ORIGINAL BALANCE                                       PERCENT
---------------------------------------------------------------
50,000 or less                                           3.73%
---------------------------------------------------------------
50,001 - 100,000                                          6.66
---------------------------------------------------------------
100,001 - 150,000                                        12.86
---------------------------------------------------------------
150,001 - 200,000                                        23.34
---------------------------------------------------------------
200,001 - 250,000                                        21.69
---------------------------------------------------------------
250,001 - 300,000                                        22.64
---------------------------------------------------------------
300,001 - 350,000                                         8.22
---------------------------------------------------------------
350,001 - 400,000                                         0.69
---------------------------------------------------------------
400,001 - 450,000                                         0.16
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------
Total: $265,043,489.20
Average: $156,737.72
Lowest: $15,000.00
Highest: $425,000.00

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                    ---



4. ORIGINAL BALANCE (SR BALANCE)

---------------------------------------------------------------
ORIGINAL BALANCE (SR BALANCE)                          PERCENT
---------------------------------------------------------------
50,000 or less                                          94.43%
---------------------------------------------------------------
50,001 - 100,000                                          0.23
---------------------------------------------------------------
100,001 - 150,000                                          1.1
---------------------------------------------------------------
150,001 - 200,000                                         2.08
---------------------------------------------------------------
200,001 - 250,000                                         1.69
---------------------------------------------------------------
250,001 - 300,000                                         0.41
---------------------------------------------------------------
300,001 - 350,000                                         0.06
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------
Total: $265,043,489.20
Average: $156,737.72
Lowest: $15,000.00
Highest: $425,000.00

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                    ---



5. LIEN POSITION

---------------------------------------------------------------
LIEN POSITION                                          PERCENT
---------------------------------------------------------------
1                                                       94.43%
---------------------------------------------------------------
2                                                         5.57
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------

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                    ---



6. COUPON

---------------------------------------------------------------
COUPON                                                 PERCENT
---------------------------------------------------------------
4.001 - 5.000                                            0.68%
---------------------------------------------------------------
5.001 - 6.000                                            23.86
---------------------------------------------------------------
6.001 - 7.000                                            39.15
---------------------------------------------------------------
7.001 - 8.000                                            23.67
---------------------------------------------------------------
8.001 - 9.000                                              7.3
---------------------------------------------------------------
9.001 - 10.000                                            1.69
---------------------------------------------------------------
10.001 - 11.000                                           2.52
---------------------------------------------------------------
11.001 - 12.000                                           0.58
---------------------------------------------------------------
12.001 - 13.000                                           0.55
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------
W.A.: 6.966%
Lowest: 4.750%
Highest: 13.000%

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                    ---



7. CREDIT GRADE

---------------------------------------------------------------
CREDIT GRADE                                           PERCENT
---------------------------------------------------------------
A                                                       23.98%
---------------------------------------------------------------
AA                                                       52.59
---------------------------------------------------------------
A-                                                        7.53
---------------------------------------------------------------
B                                                         7.34
---------------------------------------------------------------
B+                                                        8.28
---------------------------------------------------------------
C                                                         0.28
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------

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                    ---



8. CREDIT SCORE

---------------------------------------------------------------
CREDIT SCORE                                           PERCENT
---------------------------------------------------------------
800 - 849                                                0.26%
---------------------------------------------------------------
750 - 799                                                 5.74
---------------------------------------------------------------
700 - 749                                                11.55
---------------------------------------------------------------
650 - 699                                                   30
---------------------------------------------------------------
600 - 649                                                30.36
---------------------------------------------------------------
550 - 599                                                15.47
---------------------------------------------------------------
500 - 549                                                 6.62
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------
W.A.: 645
Lowest: 500
Highest: 804

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                    ---



9. PRODUCT TYPE

---------------------------------------------------------------
PRODUCT TYPE                                           PERCENT
---------------------------------------------------------------
2/28 6 ML                                               64.77%
---------------------------------------------------------------
30 YR FIXED                                              18.68
---------------------------------------------------------------
15/30 BALLOON                                             5.53
---------------------------------------------------------------
5/25 6 ML                                                 3.46
---------------------------------------------------------------
3/27 6 ML                                                 2.69
---------------------------------------------------------------
2/28 6 ML with 5yr IO period                              1.96
---------------------------------------------------------------
5/25 6 ML with 5yr IO period                              1.53
---------------------------------------------------------------
15 YR FIXED                                               1.01
---------------------------------------------------------------
0.5/29.5 6 ML                                             0.17
---------------------------------------------------------------
20/30 BALLOON                                             0.12
---------------------------------------------------------------
Other                                                     0.07
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------

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                    ---



10. INDEX

---------------------------------------------------------------
INDEX                                                  PERCENT
---------------------------------------------------------------
6ML                                                     74.58%
---------------------------------------------------------------
FIX                                                      25.42
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------

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                    ---



11. LOAN PURPOSE

---------------------------------------------------------------
LOAN PURPOSE                                           PERCENT
---------------------------------------------------------------
Purchase                                                51.41%
---------------------------------------------------------------
C/O Refi                                                 38.11
---------------------------------------------------------------
R/T Refi                                                  9.65
---------------------------------------------------------------
Texas C/O Refi                                            0.83
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------

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                    ---



12. PROPERTY TYPE

---------------------------------------------------------------
PROPERTY TYPE                                          PERCENT
---------------------------------------------------------------
Single family                                           70.28%
---------------------------------------------------------------
Condominium                                              11.42
---------------------------------------------------------------
PUD single family( Detached)                              9.33
---------------------------------------------------------------
Duplex                                                     4.7
---------------------------------------------------------------
PUD project ( Attached)                                   2.62
---------------------------------------------------------------
Triplex                                                   0.89
---------------------------------------------------------------
Multi Family                                              0.62
---------------------------------------------------------------
Manufactured Housing                                      0.15
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------

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                    ---



13. STATE

---------------------------------------------------------------
STATE                                                  PERCENT
---------------------------------------------------------------
California                                              57.23%
---------------------------------------------------------------
New York                                                  5.31
---------------------------------------------------------------
Illinois                                                  3.91
---------------------------------------------------------------
Florida                                                    2.9
---------------------------------------------------------------
Arizona                                                   2.86
---------------------------------------------------------------
Other                                                    27.79
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------

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                    ---



14. ZIP CODE

---------------------------------------------------------------
ZIP CODE                                               PERCENT
---------------------------------------------------------------
91335                                                    0.98%
---------------------------------------------------------------
94565                                                     0.72
---------------------------------------------------------------
91342                                                     0.63
---------------------------------------------------------------
91331                                                     0.61
---------------------------------------------------------------
93550                                                     0.57
---------------------------------------------------------------
Other                                                    96.51
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------

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                    ---



15. OCCUPANCY STATUS

---------------------------------------------------------------
OCCUPANCY STATUS                                       PERCENT
---------------------------------------------------------------
Primary                                                 94.45%
---------------------------------------------------------------
Investment                                                4.27
---------------------------------------------------------------
Second/Vacation                                           1.28
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------

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                    ---



16. DOCUMENTATION

---------------------------------------------------------------
DOCUMENTATION                                          PERCENT
---------------------------------------------------------------
Full ( w2 & Tax Returns)                                50.72%
---------------------------------------------------------------
Stated ( Stated/Stated )                                 23.36
---------------------------------------------------------------
Streamlined - Stated ( PITI Verified)                    14.06
---------------------------------------------------------------
Full-alt ( 24 Months Bank Statements)                     4.43
---------------------------------------------------------------
Lite ( 6 Months Bank Statements)                          3.68
---------------------------------------------------------------
Limited ( 12 Months Bank Statements)                      3.67
---------------------------------------------------------------
86 stated - Stated loans over 85 LTV                      0.08
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------

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                    ---



17. PREPAYMENT TERM

---------------------------------------------------------------
PREPAYMENT TERM                                        PERCENT
---------------------------------------------------------------
0                                                       20.77%
---------------------------------------------------------------
6                                                         0.02
---------------------------------------------------------------
12                                                        4.43
---------------------------------------------------------------
24                                                       54.77
---------------------------------------------------------------
36                                                       20.01
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------
W.A.: 26.4 months
Lowest: 0 months
Highest: 36 months

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                    ---



18. ORIGINAL LTV

---------------------------------------------------------------
ORIGINAL LTV                                           PERCENT
---------------------------------------------------------------
0.1 - 10.0                                               0.08%
---------------------------------------------------------------
10.1 - 20.0                                               5.28
---------------------------------------------------------------
20.1 - 30.0                                                0.4
---------------------------------------------------------------
30.1 - 40.0                                               0.47
---------------------------------------------------------------
40.1 - 50.0                                               0.92
---------------------------------------------------------------
50.1 - 60.0                                               2.51
---------------------------------------------------------------
60.1 - 70.0                                               5.27
---------------------------------------------------------------
70.1 - 80.0                                              54.98
---------------------------------------------------------------
80.1 - 90.0                                                 20
---------------------------------------------------------------
90.1 - 100.0                                             10.09
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------
W.A.: 77.27%
Lowest: 9.39%
Highest: 100.00%

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                    ---



19. ORIGINAL COMBINED LTV

---------------------------------------------------------------
ORIGINAL COMBINED LTV                                  PERCENT
---------------------------------------------------------------
60.0 or less                                             4.08%
---------------------------------------------------------------
60.1 - 70.0                                               5.27
---------------------------------------------------------------
70.1 - 80.0                                              54.98
---------------------------------------------------------------
80.1 - 85.0                                               8.75
---------------------------------------------------------------
85.1 - 90.0                                              11.37
---------------------------------------------------------------
90.1 - 95.0                                               7.55
---------------------------------------------------------------
95.1 - 100.0                                              7.99
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------
W.A.: 81.72%
Lowest: 22.46%
Highest: 100.00%

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                    ---



20. MICLTV RADIAN

---------------------------------------------------------------
MICLTV RADIAN                                          PERCENT
---------------------------------------------------------------
60.00 or less                                           56.04%
---------------------------------------------------------------
60.01 - 70.00                                             3.29
---------------------------------------------------------------
70.01 - 80.00                                            15.94
---------------------------------------------------------------
80.01 - 85.00                                             6.59
---------------------------------------------------------------
85.01 - 90.00                                             6.94
---------------------------------------------------------------
90.01 - 95.00                                             4.69
---------------------------------------------------------------
95.01 - 100.00                                            6.51
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------
W.A.: 70.62%
Lowest: 22.46%
Highest: 100.00%

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                    ---



21. ORIGINAL CLTV WITH SS

---------------------------------------------------------------
ORIGINAL CLTV WITH SS                                  PERCENT
---------------------------------------------------------------
60.00 or less                                            4.08%
---------------------------------------------------------------
60.01 - 70.00                                             5.27
---------------------------------------------------------------
70.01 - 80.00                                             15.3
---------------------------------------------------------------
80.01 - 85.00                                             8.33
---------------------------------------------------------------
85.01 - 90.00                                            12.23
---------------------------------------------------------------
90.01 - 95.00                                            11.07
---------------------------------------------------------------
95.01 - 100.00                                           43.71
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------
W.A.: 89.49%
Lowest: 22.46%
Highest: 100.00%

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                    ---



22. DELINQUENCY*

---------------------------------------------------------------
DELINQUENCY*                                           PERCENT
---------------------------------------------------------------
0-29 days                                              100.00%
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------
* OTS method

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                    ---



23. ORIGINAL TERM

---------------------------------------------------------------
ORIGINAL TERM                                          PERCENT
---------------------------------------------------------------
180                                                      6.54%
---------------------------------------------------------------
240                                                        0.2
---------------------------------------------------------------
360                                                      93.26
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------
W.A.: 348.0 months
Lowest: 180 months
Highest: 360 months

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                    ---



24. REMAINING TERM

---------------------------------------------------------------
REMAINING TERM                                         PERCENT
---------------------------------------------------------------
175 - 180                                                6.54%
---------------------------------------------------------------
235 - 240                                                  0.2
---------------------------------------------------------------
349 - 354                                                 0.12
---------------------------------------------------------------
355 - 360                                                93.14
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------
W.A.: 347.0 months
Lowest: 177 months
Highest: 360 months

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                    ---



25. CUT-OFF LOAN AGE

---------------------------------------------------------------
CUT-OFF LOAN AGE                                       PERCENT
---------------------------------------------------------------
0                                                       26.04%
---------------------------------------------------------------
6-Jan                                                    73.92
---------------------------------------------------------------
12-Jul                                                    0.04
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------
W.A.: 1.0 months
Lowest: 0 months
Highest: 8 months

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                    ---



26. GROSS MARGIN (ARMS)

---------------------------------------------------------------
GROSS MARGIN (ARMS)                                    PERCENT
---------------------------------------------------------------
0.01 - 1.00                                              0.46%
---------------------------------------------------------------
1.01 - 2.00                                               0.14
---------------------------------------------------------------
4.01 - 5.00                                              14.08
---------------------------------------------------------------
5.01 - 6.00                                              46.83
---------------------------------------------------------------
6.01 - 7.00                                              30.08
---------------------------------------------------------------
7.01 - 8.00                                               8.41
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------
W.A.: 5.877%
Lowest: 1.000%
Highest: 8.000%

                    Top
                    ---



27. INITIAL CAP (ARMS)

---------------------------------------------------------------
INITIAL CAP (ARMS)                                     PERCENT
---------------------------------------------------------------
1                                                        0.32%
---------------------------------------------------------------
1.5                                                      41.69
---------------------------------------------------------------
2                                                        40.94
---------------------------------------------------------------
3                                                        15.01
---------------------------------------------------------------
5                                                         2.05
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------
W.A.: 2.000%
Lowest: 1.000%
Highest: 5.000%

                    Top
                    ---



28. PERIODIC CAP (ARMS)

---------------------------------------------------------------
PERIODIC CAP (ARMS)                                    PERCENT
---------------------------------------------------------------
1                                                      100.00%
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------
W.A.: 1.000%
Lowest: 1.000%
Highest: 1.000%

                    Top
                    ---



29. MAXIMUM RATE (ARMS)

---------------------------------------------------------------
MAXIMUM RATE (ARMS)                                    PERCENT
---------------------------------------------------------------
10.01 - 11.00                                            0.25%
---------------------------------------------------------------
11.01 - 12.00                                             5.87
---------------------------------------------------------------
12.01 - 13.00                                            39.75
---------------------------------------------------------------
13.01 - 14.00                                            34.01
---------------------------------------------------------------
14.01 - 15.00                                            17.56
---------------------------------------------------------------
15.01 - 16.00                                             2.21
---------------------------------------------------------------
16.01 - 17.00                                             0.36
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------
W.A.: 13.292%
Lowest: 10.125%
Highest: 16.875%

                    Top
                    ---



30. MINIMUM RATE (ARMS)

---------------------------------------------------------------
MINIMUM RATE (ARMS)                                    PERCENT
---------------------------------------------------------------
4.01 - 5.00                                              0.80%
---------------------------------------------------------------
5.01 - 6.00                                              23.05
---------------------------------------------------------------
6.01 - 7.00                                              43.45
---------------------------------------------------------------
7.01 - 8.00                                              24.31
---------------------------------------------------------------
8.01 - 9.00                                               7.38
---------------------------------------------------------------
9.01 - 10.00                                              0.97
---------------------------------------------------------------
10.01 - 11.00                                             0.04
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------
W.A.: 6.796%
Lowest: 4.990%
Highest: 10.375%

                    Top
                    ---



31. CUT-OFF TERM TO ROLL (ARMS)

---------------------------------------------------------------
CUT-OFF TERM TO ROLL (ARMS)                            PERCENT
---------------------------------------------------------------
6-Jan                                                    0.23%
---------------------------------------------------------------
13 - 18                                                   0.29
---------------------------------------------------------------
19 - 24                                                  89.18
---------------------------------------------------------------
31 - 36                                                   3.61
---------------------------------------------------------------
55 - 60                                                   6.68
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------
W.A.: 25.1 months
Lowest: 4 months
Highest: 59 months

                    Top
                    ---



32. DTI

---------------------------------------------------------------
DTI                                                    PERCENT
---------------------------------------------------------------
6-Jan                                                    0.06%
---------------------------------------------------------------
12-Jul                                                    0.34
---------------------------------------------------------------
13 - 18                                                   1.51
---------------------------------------------------------------
19 - 24                                                   3.74
---------------------------------------------------------------
25 - 30                                                   8.54
---------------------------------------------------------------
31 - 36                                                  13.87
---------------------------------------------------------------
37 - 42                                                  23.16
---------------------------------------------------------------
43 - 48                                                  29.66
---------------------------------------------------------------
49 - 54                                                  16.74
---------------------------------------------------------------
55 - 60                                                   2.38
---------------------------------------------------------------
TOTAL:                                                 100.00%
---------------------------------------------------------------
W.A.: 40.7 months
Lowest: 2 months
Highest: 58 months

                    Top
                    ---





Banc of America Securities LLC



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

AFC WITH LIBOR = 99

            PD        DATE               CONF

                  11/25/2003
             1    12/25/2003             6.44240
             2     1/25/2004             6.23690
             3     2/25/2004             6.23910
             4     3/25/2004             6.67340
             5     4/25/2004             6.24520
             6     5/25/2004             6.45480
             7     6/25/2004             6.24760
             8     7/25/2004             6.45670
             9     8/25/2004             6.24920
            10     9/25/2004             6.25100
            11    10/25/2004             6.46080
            12    11/25/2004             6.25320
            13    12/25/2004             6.46250
            14     1/25/2005             6.25480
            15     2/25/2005             6.25560
            16     3/25/2005             6.92790
            17     4/25/2005             6.25890
            18     5/25/2005             6.46840
            19     6/25/2005             6.26050
            20     7/25/2005             6.47010
            21     8/25/2005             6.26220
            22     9/25/2005             7.39740
            23    10/25/2005             7.64690
            24    11/25/2005             7.39940
            25    12/25/2005             7.64510
            26     1/25/2006             7.39760
            27     2/25/2006             7.39670
            28     3/25/2006             8.86540
            29     4/25/2006             8.00740
            30     5/25/2006             8.27250
            31     6/25/2006             8.00390
            32     7/25/2006             8.26880
            33     8/25/2006             8.00030
            34     9/25/2006             8.62980
            35    10/25/2006             8.96550
            36    11/25/2006             8.67350
            37    12/25/2006             8.95980
            38     1/25/2007             8.66800
            39     2/25/2007             8.66520
            40     3/25/2007            10.26390
            41     4/25/2007             9.28400
            42     5/25/2007             9.58980
            43     6/25/2007             9.27680
            44     7/25/2007             9.58230
            45     8/25/2007             9.26950
            46     9/25/2007             9.86010
            47    10/25/2007            10.20080
            48    11/25/2007             9.86720
            49    12/25/2007            10.19150
            50     1/25/2008             9.85830
            51     2/25/2008             9.85380
            52     3/25/2008            10.96080
            53     4/25/2008            10.26400
            54     5/25/2008            10.60100
            55     6/25/2008            10.25400
            56     7/25/2008            10.59060
            57     8/25/2008            10.24390
            58     9/25/2008            10.31810
            59    10/25/2008            10.74960
            60    11/25/2008            10.39740
            61    12/25/2008            10.73850
            62     1/25/2009            10.38670
            63     2/25/2009            10.38130
            64     3/25/2009            11.50740
            65     4/25/2009            10.41340
            66     5/25/2009            10.75490
            67     6/25/2009            10.40250
            68     7/25/2009            10.74350
            69     8/25/2009            10.39150
            70     9/25/2009            10.39860
            71    10/25/2009            10.76220
            72    11/25/2009            10.40950
            73    12/25/2009            10.75080
            74     1/25/2010            10.39840
            75     2/25/2010            10.39290
            76     3/25/2010            11.50840
            77     4/25/2010            10.41040
            78     5/25/2010            10.75160
            79     6/25/2010            10.39920
            80     7/25/2010            10.74010
            81     8/25/2010            10.38810
            82     9/25/2010            10.38610
            83    10/25/2010            10.73620
            84    11/25/2010            10.38430
            85    12/25/2010            10.72470
            86     1/25/2011            10.37310
            87     2/25/2011            10.36750
            88     3/25/2011            11.47210
            89     4/25/2011            10.35640


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ALL INFORMATION IS PRELIMINARY AND SUBJECT TO CHANGE

                                       BANC OF AMERICA SECURITIES [LOGO OMITTED]

EXCESS SPREAD

                           STATIC     FORWARD     FORWARD     FORWARD
   PERIOD     PAYDATE    XS SPREAD   XS SPREAD    1M LIBOR    6M LIBOR
           1  12/25/2003    482         480         1.14        1.28
           2   1/25/2004    476         466         1.22        1.34
           3   2/25/2004    476         464         1.23        1.41
           4   3/25/2004    487         473         1.27        1.49
           5   4/25/2004    476         453         1.34        1.60
           6   5/25/2004    481         450         1.44        1.71
           7   6/25/2004    475         436         1.50        1.83
           8   7/25/2004    480         431         1.62        1.95
           9   8/25/2004    474         413         1.72        2.07
          10   9/25/2004    473         394         1.91        2.18
          11  10/25/2004    478         388         2.05        2.29
          12  11/25/2004    472         370         2.13        2.38
          13  12/25/2004    477         369         2.23        2.48
          14   1/25/2005    470         349         2.32        2.58
          15   2/25/2005    470         339         2.42        2.68
          16   3/25/2005    487         360         2.52        2.77
          17   4/25/2005    468         318         2.62        2.88
          18   5/25/2005    474         319         2.71        2.97
          19   6/25/2005    467         298         2.81        3.07
          20   7/25/2005    472         299         2.90        3.18
          21   8/25/2005    465         277         2.99        3.27
          22   9/25/2005    482         377         3.09        3.38
          23  10/25/2005    488         380         3.18        3.48
          24  11/25/2005    481         353         3.32        3.58
          25  12/25/2005    486         356         3.42        3.68
          26   1/25/2006    479         332         3.51        3.77
          27   2/25/2006    478         321         3.61        3.86
          28   3/25/2006    496         413         3.70        3.96
          29   4/25/2006    476         360         3.79        4.05
          30   5/25/2006    481         365         3.88        4.13
          31   6/25/2006    473         340         3.97        4.19
          32   7/25/2006    479         346         4.06        4.24
          33   8/25/2006    471         320         4.14        4.29
          34   9/25/2006    470         349         4.23        4.33
          35  10/25/2006    476         360         4.32        4.37
          36  11/25/2006    468         351         4.22        4.41
          37  12/25/2006    473         362         4.26        4.48
          38   1/25/2007    469         337         4.33        4.55
          39   2/25/2007    473         334         4.41        4.62
          40   3/25/2007    495         402         4.48        4.70
          41   4/25/2007    478         346         4.54        4.76
          42   5/25/2007    485         357         4.61        4.83
          43   6/25/2007    479         333         4.68        4.87
          44   7/25/2007    486         344         4.75        4.91
          45   8/25/2007    480         319         4.82        4.95
          46   9/25/2007    480         332         4.88        4.98
          47  10/25/2007    487         344         4.95        5.01
          48  11/25/2007    480         333         4.87        5.04
          49  12/25/2007    487         348         4.90        5.10
          50   1/25/2008    481         323         4.96        5.15
          51   2/25/2008    481         317         5.02        5.21
          52   3/25/2008    494         365         5.07        5.26
          53   4/25/2008    481         322         5.13        5.32
          54   5/25/2008    487         335         5.18        5.37
          55   6/25/2008    481         311         5.23        5.39
          56   7/25/2008    488         325         5.28        5.41
          57   8/25/2008    481         300         5.34        5.42
          58   9/25/2008    482         314         5.39        5.43
          59  10/25/2008    490         339         5.44        5.44
          60  11/25/2008    484         334         5.29        5.45
          61  12/25/2008    491         349         5.32        5.49
          62   1/25/2009    484         325         5.37        5.53
          63   2/25/2009    484         320         5.41        5.57
          64   3/25/2009    504         387         5.45        5.61
          65   4/25/2009    485         325         5.49        5.65
          66   5/25/2009    491         341         5.53        5.69
          67   6/25/2009    485         316         5.57        5.71
          68   7/25/2009    491         333         5.61        5.73
          69   8/25/2009    485         308         5.64        5.74
          70   9/25/2009    485         314         5.68        5.75
          71  10/25/2009    492         333         5.72        5.76
          72  11/25/2009    486         321         5.63        5.77
          73  12/25/2009    492         341         5.63        5.77
          74   1/25/2010    486         320         5.63        5.77
          75   2/25/2010    486         320         5.63        5.77
Run at 100ppc for fixed rate loans, 100ppc for ARM loans

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ALL INFORMATION IS PRELIMINARY AND SUBJECT TO CHANGE

                                       BANC OF AMERICA SECURITIES [LOGO OMITTED]


TRANSACTION
----------------------

  ISSUER             Asset Backed Funding Corporation
    SERIES           Asset-Backed Certificates, Series 2003-WMC1

  COLLATERAL         Approximately $429MM of Closed End Home Equity Mortgage
    ORIGINATOR       Loans WMC Mortgage Corp.

  SERVICER           HomEq Servicing Corporation
    RATING           "SQ1/NR", "STRONG/STRONG", "RPS1/RSS1" (M/S/F)

  RATING AGENCIES    Moody's, S&P and Fitch

STRUCTURE
----------------------

  CREDIT SUPPORT
                   1-Excess Interest
                   2-Overcollateralization
                   3-Subordination


                                                                  429,000,000   INITIAL      INITIAL     STEPDOWN
--------------------------------------------------------------------------------------------------------------------
    CLASS       MOODY'S       S&P         FITCH      CPN TYPE      AMOUNT         SIZE         C/E         C/E
--------------------------------------------------------------------------------------------------------------------
   Seniors        Aaa         AAA          AAA        Float       347,489,000       81.00%      19.00%       38.00%
     M1           Aa2          AA          AA         Float        27,670,500        6.45%      12.55%       25.10%
     M2           A2           A           A+         Float        19,519,500        4.55%       8.00%       16.00%
     M3           A3           A-           A         Float         9,438,000        2.20%       5.80%       11.60%
     M4          Baa1         BBB+        BBB+        Float         6,435,000        1.50%       4.30%        8.60%
     M5          Baa2         BBB          BBB        Float         5,577,000        1.30%       3.00%        6.00%
     M6          Baa3         BBB-        BBB-        Float         5,148,000        1.20%       1.80%        3.60%
     CE           UR           UR          UR         Resid         7,723,000        1.80%       0.00%        0.00%
--------------------------------------------------------------------------------------------------------------------

                     After the Stepdown Date the subordinates may receive principal payments Overcollateralization is fully funded at approximately 180bps and is floored at 50bps

  TRIGGER EVENT      A Trigger Event exists with respect to any Distribution
                     Date on or after the Stepdown Date if either: (i) the 60+ day delinquency percentage (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than 42.75% of the senior enhancement percentage for the Offered Certificates or (ii) during such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                     DISTRIBUTION DATES              CUMULATIVE REALIZED LOSS PERCENTAGE
                     December 2006 - November 2007     2.75%
                     December 2007 - November 2008     4.25%
                     December 2008 - November 2009     5.50%
                     December 2009 - November 2010     6.25%
                     December 2010 and thereafter      6.50%


LOSS COVERAGE
----------------------

                                                                                     STATIC LIBOR                FWD LIBOR
                     --------------------------------------------------------------------------------------------------------------
                       CLASS     MOODY'S       S&P     FITCH     CPN TYPE        CDR BREAK      CUM LOSS   CDR BREAK    CUM LOSS
                     --------------------------------------------------------------------------------------------------------------
                        M1         Aa2         AA       AA         Float                 24.2%       18.9%       20.9%       17.2%
                        M2          A2          A       A+         Float                 16.9%       14.9%       13.8%       13.0%
                        M3          A3         A-        A         Float                 13.8%       12.9%       10.9%       10.9%
                        M4         Baa1       BBB+     BBB+        Float                 11.7%       11.4%        9.0%        9.3%
                        M5         Baa2        BBB      BBB        Float                 10.1%       10.2%        7.7%        8.2%
                        M6         Baa3       BBB-     BBB-        Float                  9.1%        9.4%        6.8%        7.4%
                     --------------------------------------------------------------------------------------------------------------

                     40% loss severity
                     12 month delay
                     Trigger failing
                     Run to maturity
                     Defaults are in addition to prepayments
                     Run at 100ppc for fixed rate loans, 100ppc for ARM loans "Break" is first dollar of principal loss